UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  January 3, 2014 (December 30, 2013)

Commission file number 001-36129 SPRINGLEAF HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	27-3379612
(State of Incorporation)	(I.R.S. Employer Identification No.)
601 N.W. Second Street, Evansville, IN	47708
(Address of principal executive offices)	(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2013, Springleaf Holdings, Inc. (the “Company”) entered into Guaranty Agreements (the “Guaranty Agreements”) whereby it agreed to fully and unconditionally guarantee the payment of principal of, premium (if any), and interest on approximately $5.16 billion aggregate principal amount of senior notes on a senior basis and $0.35 billion aggregate principal amount of a junior subordinated debenture (collectively, the “notes”) on a junior subordinated basis issued by its wholly-owned indirect subsidiary, Springleaf Finance Corporation (“SFC”).  The notes consist of the following: 8.250% Senior Notes due 2023; 7.750% Senior Notes due 2021; 6.00% Senior Notes due 2020; a 60-year junior subordinated debenture; and all senior notes issued and outstanding on December 30, 2013, issued pursuant to the Indenture dated as of May 1, 1999 (the “1999 Indenture”), between SFC and Wilmington Trust, National Association (the successor trustee to Citibank N.A.). As of December 30, 2013, approximately $3.91 billion aggregate principal amount of senior notes were issued and outstanding under the 1999 Indenture.  The 60-year junior subordinated debenture underlies the trust preferred securities sold by a trust sponsored by SFC.  On December 30, 2013, the Company entered into a Trust Guaranty Agreement (the “Trust Guaranty”) whereby it agreed to fully and unconditionally guarantee the related payment obligations under the trust preferred securities.  The Guaranty Agreements and the Trust Guaranty are attached hereto as Exhibits 10.1 through 10.6, respectively, and are incorporated herein by reference.

While the Company will continue to file periodic reports with the Securities and Exchange Commission, SFC will not continue to file periodic reports.  The Company expects to achieve cost savings as a result of filing period reports for just one entity.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC's 8.250% Senior Notes due 2023
10.2	Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC's 7.750% Senior Notes due 2021
10.3	Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC's 6.00% Senior Notes due 2020
10.4

Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC's  Senior Notes issued and outstanding on December 30, 2013 under the Indenture dated as of May 1, 1999, between SFC and Wilmington Trust, National Association (the successor trustee to Citibank N.A.)

10.5	Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC's 60-year junior subordinated debenture
10.6	Trust Guaranty, dated December 30, 2013, by Springleaf Holdings, Inc. in respect of SFC’s trust securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPRINGLEAF HOLDINGS, INC.
(Registrant)
Date:	January 3, 2014	By	/s/	Minchung (Macrina) Kgil
Minchung (Macrina) Kgil
Senior Vice President and Chief Financial Officer